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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2004

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

        New York                  1-15286                   11-2418067
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    (State or other            (Commission                (IRS Employer
    jurisdiction of            File Number)            Identification No.)
    incorporation)

           388 Greenwich Street, New York, New York          10013
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           (Address of principal executive offices)        (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

Exhibit No.      Description
-----------      -----------
   1.01          Terms Agreement, dated June 23, 2004, between the Company and
                 Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Principal-Protected Equity
                 Linked Notes Based Upon the Nasdaq-100 Index due September 28,
                 2009.

   4.01          Form of Note for the Company's Principal-Protected Equity
                 Linked Notes Based Upon the Nasdaq-100 Index due September 28,
                 2009.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2004                    CITIGROUP GLOBAL MARKETS
                                        HOLDINGS INC.

                                            By:  /s/ Geoffrey S. Richards
                                               --------------------------------
                                                Name:  Geoffrey S. Richards
                                                Title: Vice President